UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
___________________

FORM 8-K
___________________

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) /
OF THE SECURITIES EXCHANGE ACT OF 1934

September 27, 2006
Date of report (Date of earliest event reported)
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DURAVEST, INC.
(Exact Name of Registrant as Specified in Its Charter)
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FLORIDA	0-27489
State or Other Jurisdiction of Incorporation	Commission File Number

65-0924320
IRS Employer Identification Number
___________________

1040 S Milwaukee Ave, Suite 250 Wheeling, IL 60090
(Address of Principal Executive Offices/Zip Code)

(312) 525-8285
(Registrant’s Telephone Number, Including Area Code)

101 N. Wacker Drive, Suite 2006, Chicago Illinois 60606
(Former name or former address, if changed since last report)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1.  Registrant's Business and Operations

Item 1.01  Entry into a Material Definitive Agreement

A.	Issuance of Convertible Secured Promissory Note

On September 27, 2006, Duravest, Inc. (the "Company") issued a Convertible Secured Promissory Note ("September 2007 Note") to Absolute Return Europe Fund Ltd. in the total principal amount of $650,000. The principal of the September 2007 Note is due September 27, 2007 ("September 2007 Note Maturity Date").

Interest on the September 2007 Note is payable as soon as practicable following the September 2007 Note Maturity Date at the option of the Company, either (i) at the rate of 15% per annum solely in a number of shares of common stock of the Company determined by dividing the unpaid interest on such September 2007 Note by the lesser of (A) the average market price of the shares of the Company's common stock for the 20 trading days immediately preceding the September 2007 Note Maturity Date and (B) the current market price (as defined in the Note) or (ii) at the interest rate of 10% per annum at the option of the Company in (A) cash or (B) an additional convertible promissory note having a one-year term and otherwise terms substantially identical to the September 2007 Note. The description contained in this Item 1.01 of the September 2007 Note is qualified in its entirety by reference to the full text of the September 2007 Note, a copy of which is attached hereto as Exhibit 10(a).

The September 2007 Note was issued to finance the Company's operating expenses and to fund a loan for working capital to the Company’s majority-owned subsidiary, Bio-Magnetic Therapy Systems, Inc. a Virginia corporation ("BMTS, Inc. "). On October 23, 2006, the Company loaned $310,000 to BMTS, Inc. in exchange for a Convertible Secured Promissory Note. The principal of this note, along with any unpaid interest, is due December 31, 2007.

B.	Amendments to Outstanding Promissory Notes

On February 23, 2007, the Company entered into a series of amendments (the "Allonges") to five outstanding convertible promissory notes to extend the maturity date of those notes.

Pursuant to the Allonges, the Company amended three Convertible Promissory Notes (the "November 2006 Notes") issued in November 2005 in the aggregate principal amount of $5,000,000 by extending the original maturity date of November 28, 2006 to a new maturity date of January 31, 2008. Pursuant to the terms of the November 2006 Notes, since the Company was unable to pay the principal amount of such Notes by their original maturity date, the holder of such Notes may convert any or all of the unpaid principal into shares of the Company's common stock at a conversion price equal to 80% of the lesser of (A) the average market price of the shares of the Company's common stock for the 20 trading days preceding the repayment date and (B) $1.11 per share (subject to certain antidilution adjustments).

Furthermore, pursuant to the Allonges, the Company amended two Convertible Promissory Notes (the "January 2007 Notes") issued in January 2006 in the aggregate principal amount of $1,428,466 by extending the original maturity date of January 17, 2007 to a new maturity date of January 31, 2008. Similar to the November 2006 Notes, since the Company was unable to pay the principal amount of the January 2007 Notes by their original maturity date, the holder of such Notes may convert any or all of the unpaid principal into shares of the Company's common stock at a conversion price equal to 80% of the lesser of (A) the average market price of the shares of the Company's common stock for the 20 trading days preceding the repayment date and (B) $1.11 per share (subject to certain antidilution adjustments).

As of March 19, 2007, the Company had 46,766,640 shares of common stock outstanding and 80,000,000 shares of common stock authorized for issuance under its Articles of Incorporation (the "Charter"). Because the number of shares that may be acquired upon conversion of all of the Notes described above could exceed the current number of shares authorized under the Company’s Charter based on current average market prices of the Company’s common stock the Company intends to seek approval of an amendment to its Charter to increase the authorized shares of common stock. Notwithstanding the foregoing, the Allonges provide that, in the event the holders of the Notes seek to convert their Notes and there are, at the time of such conversion, an insufficient number of authorized shares of common stock to honor the conversion in full, the Company would honor the conversion to the fullest extent possible and use its best efforts to seek an amendment to its Charter to accommodate the remainder.

The foregoing description of the amendments to the November 2006 Notes and January 2007 Notes is qualified in its entirety by reference to the Allonges to Convertible Secured Promissory Notes filed as Exhibits 10(b)-(f) to this Report on Form 8-K and incorporated by reference herein.

Item 1.03  Bankruptcy or Receivership

On Friday, December 29, 2006, the Company’s German indirect subsidiary, BMTS GMBH, filed a petition for insolvency under the German Insolvency Act. BMTS GMBH is a wholly owned subsidiary of BMTS, Inc., a majority owned subsidiary of the Company. An officer of BMTS GMBH determined that the company was unable to pay its debts when due. The German Insolvency Act requires the filing of a petition for insolvency within three weeks of such event.

Procedurally, the insolvency court does not automatically open proceedings after the petition is filed. In accordance with the German Insolvency Act, first the control of BMTS GMBH’s assets was transferred to a preliminary insolvency administrator appointed by the court.  Formal insolvency proceedings will soon be opened if the court is persuaded by the preliminary administrator that BMTS GMBH is insolvent.  Until insolvency procedures have been initiated by the relevant court, the preliminary administrator will supervise BMTS GMBH’s assets and its management, in accordance with German rules.

The following person has been appointed administrator of BMTS GMBH:

Christina Siegert
Rechtsanwältin (attorney)
SKP Partnerschaftsgesellschaft
Rechtsanwälte, Wirtschaftsprüfer, Steuerberater
Oskar-von-Miller-Ring 34-36
80333 München
Telefon:    +49.89.2444093-41
Telefax:    +49.89.2444093-65
E-Mail:     christina.siegert@skp-de.com
Internet:   www.skp-de.com

Section 2.  Financial Information

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01.A, which is incorporated herein by reference.

Section 3.  Securities and Trading Markets

Item 3.02  Unregistered Sales of Equity Securities

A.    The September 2007 Note described in Item 1.01 above was issued to an institutional investor which is an "accredited investor" as defined under the Securities Act of 1933, as amended ("Securities Act"). The September 2007 Note was, and any shares of the Common Stock of the Company issued upon conversion of such Note must be, taken by the noteholder for investment and not for distribution and as "restricted securities" under the Securities Act unless a registration statement in then in effect with respect to the shares. The holder of the Note has the qualified right to have the underlying shares included in any future registration statement filed under the Securities Act by the Company. In issuing the Notes, the Company relied upon the exemption from the registration requirements of Section 5 of the Securities Act provided in Section 4(2) thereof, as a transaction by an issuer not involving a public offering.

B.    The disclosure under Items 1.01.B is incorporated herein by reference.

Section 5.  Corporate Governance and Management

Item 5.02   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On February 1, 2007, the Board of Directors of the Company appointed Mr. Dieter H. Benz as interim Chief Financial Officer of the Company. Mr. Benz will serve on an interim basis at the pleasure of the Board of Directors as an independent contractor to provide consultant services with an annualized compensation of CHF 150,000 (Swiss francs) (US$122,091.72) and the opportunity to earn a bonus paid based on meeting performance objectives set by the Board of Directors. No such objectives have been established as of the date hereof. Previously, Mr. Benz has served as the Chief Financial Officer of Hügli Holding AG, a Swiss public company with CHF 214 million (US$174,184,188.50) in sales.  Mr. Benz is currently negotiating a written consultant agreement with the Company.

Section 9.  Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibits

10(a)	Convertible Secured Promissory Note dated September 27, 2006 issued by the Company to Absolute Return Europe Fund Limited.

10(b)	Allonge to Amended and Restated Convertible Promissory Note to Absolute Octane Fund Limited.

10(c)	Allonge to a Convertible Secured Promissory Note to Absolute Octane Fund Limited.

10(d)	Allonge to a Convertible Secured Promissory Note to Absolute Return Europe Fund Limited.

10(e)	Allonge to an Amended and Restated Convertible Promissory Note to Absolute Return Europe Fund Limited.

10(f)	Allonge to an Amended and Restated Convertible Promissory Note to European Catalyst Fund Limited.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DURAVEST, INC.

Dated: March 20, 2007	By: /s/ Hendrik Hammje
Hendrik Hammje, Chief Executive Officer